Exhibit (c)(6)
C O N F I D E N T I A L
J U L Y 1 5 , 2 0 0 5

Table of Contents

I	EXECUTIVE SUMMARY	1
II	FINANCIAL OVERVIEW	4
III	EQUITY MARKET UPDATE	13
IV	PRELIMINARY VALUATION	18
V	PRELIMINARY VALUATION – ADJUSTED JANUARY LONG-TERM PROJECTIONS	34
VI	ALTERNATIVE NEXT STEPS	44
APPENDIX		49

LAZARD
I Executive Summary

Presentation Objectives
PROCESS UPDATE
n Activities to date n Inbound calls n Legal
DUE DILIGENCE
n Key findings
n Review of long-term financial projections
VALUATION
n Sum-of-the-parts: operating businesses and FDC portfolios
n LBO analysis
STRATEGIC OPTIONS
n Stand-alone – status quo n Stand-alone – recapitalization n Direct negotiations with G. Daily n Targeted sales process
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I E X E C U T I V E S U M M A R Y

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I E X E C U T I V E S U M M A R Y — Activity to Date KEY DATE ACTIVITY —— — n 5/16/05 n Austin Corporation makes a non -binding offer for $38 per share in cash n The Board of Directors appoints a Special Committee of independent directors to evaluate the offer n Akin Gump is retained as legal advisor — n 5/31/05 n Lazard meets with the Special Committee to preliminarily discuss the situation —— — n 6/7/05 n Lazard is officially retained as financial advisors —— — n Meeting in Nashville, informal discussion with Greg Daily and preliminary discussion of the business n 6/17/05 with Greg Daily and C. Whitson n Confidentiality Agreement is signed — n 6/18/05 n Due diligence information received by Lazard and Akin Gump —— — n 6/21/05 – 6/24/05 n Follow -on discussions with C. Whitson regarding: (i) Additional due diligence items (including long -term projections from presentation to lenders) (ii) Business plan, drivers and projections — n 7/1/05 n Operating drivers for 2005E, by business unit, received by Lazard —— — n 7/6/05 – 7/7/05 n Conference calls with the managers of the business units —— — n Week of 7/11/05 n Finalize financial projections with management —— —

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I E X E C U T I V E S U M M A R Y — Contacts To Date n Since the announcement of G. Daily’s buyout offer, a number of parties have contacted the Special Committee and/or Lazard to express potential interest in the Company COMPANY COMMENTS —— — STRATEGIC n None —— — n * n ~$1.5bn AUM n Majority owner of First American Financial — n Undisclosed n Undisclosed strategic buyer represented by Merrill Lynch STRATEGIC/ PRIVATE EQUITY n GTCR n ~$2bn AUM n Active investor in processing sector n Merchant acquiring investments include Retriever Payment Systems, Skylight Financial, and TransFirst Holdings — n Blackstone n ~$9.5bn AUM n Recently co -invested in Sungard — n Lightyear Capital n ~$2bn AUM n Several realized and unrealized investments in specialty finance — n JLL Partners (formerly Joseph, Littlejohn & Levy) n ~$2.4bn cumulative AUM since inception n No historical investment in the financial industry — PRIVATE EQUITY n TA Associates n Over $6bn AUM n Significant investments in financial services and financial technology industries n Financial tech investments include Cardtronics — n Thomas H. Lee n ~$6.1bn AUM n Various investments in the financial industry, including financial tech companies —

II Financial Overview
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I I F I N A N C I A L O V E R V I E W

iPayment Inc.

II FINANCIAL OVERVIEW

Corporate Overview

($ in millions)

iPayment Inc.

- Headcount: 346
- Management:
  - Greg Daily – Chairman of the Board, CEO
  - Carl Grimstad – President
  - Clay Whitson – CFO
  - Afshin Yazdian – Executive Vice President, General Counsel, Secretary
- **2005E EBITDA: $105.7**

Ongoing Business

iPayment Holdings[(a)]

- Location: Calabasas (CA)
- Focus: Small/very small merchants
- Headcount: 140
- **2005E EBITDA: $26.9**

Online Data Corp[(b)]

- Location: Chicago (IL)
- Acquired in August 2002
- Focus: Small/very small merchants
- Headcount: 104
- **2005E EBITDA: $11.4**

Card Payment Solutions

- Location: Santa Barbara (CA)
- Acquired in August 2003
- Focus: Small/very small merchants
- Headcount: 51
- **2005E EBITDA: $4.1**

Transaction Solutions

- Location: Pittsburgh (PA)
- Acquired in September 2004
- Focus: Small merchant, petroleum (30%) and inhouse accounts
- Headcount: 14
- **2005E EBITDA: $3.5**

Petroleum Card Services

- Location: Reno (CA)
- Acquired in February 2005
- Focus: Petroleum convenience stores
- Headcount: 19
- **2005E EBITDA: $3.1**

Total EBITDA: $49.0

FDC Portfolios

FDMS I

- Acquired in September 2004
- Focus: Community bank marketed portfolio
- Headcount: 5
- **2005E EBITDA: $17.6**

FDMS II

- Acquired in December 2004
- Focus: Includes base of large merchants
- Headcount: 5
- **2005E EBITDA: $39.1**

Total EBITDA: $56.7

Note: Headcount as of FYE 2004; EBITDA based on 2005E projections by management.

(a) Includes CardSync, E-Commerce Exchange, iPayment Inc., iPayment Tech, Quad City, iPayment ICE, iPayment of Maine and iPayment of Eureka.

(b) Includes AMS & FMBS.

4 | LAZARD

iPayment Inc.
II FINANCIAL OVERVIEW

Business Unit Overview

BUSINESS UNIT	MANAGERS	YEAR FOUNDED/ ACQUIRED	COMMENTS
iPAYMENT HOLDINGS	■ Joe Jorling	Original iPayment Tech holding vehicle/ CardSync – September 2002 ECX – March 2002 FNP – August 2001	■ Brought in to run ECX and was then appointed as head of iPayment Holdings ■ Performs back-office services for other iPayment divisions, including merchant accounting, settlement and chargeback management ■ Attrition slowing down recently
ONLINE DATA CORP	■ Bob Torino	NA/ August 2002	■ B. Torino to replace management team (including John Rante) leaving to start new ISO ■ Anticipate little impact on volume projection ■ Positive EBITDA impact (est. $700k) ■ 2006 volume to grow at least 10% (off $3.3bn in 2005) with potential to reach $4.0bn
CARD PAYMENT SOLUTIONS	■ Matt Hyman ■ Zach Hyman	August 2000/ February 2001	■ Focus on recruiting sales people and "creating" ISOs ■ Sales people attracted by high commissions ■ Volume growth expected to continue ■ Currently receiving 900 apps/month (gross), believe will reach 1,400 – 1,800 within 2-3 year timeframe (2005 volume: $1.3bn) ■ Growth driven by new ISO's and maturation of existing ones
TRANSACTION SOLUTIONS	■ Brian Shanahan ■ Jay Caulfield ■ Mark Riley	Early 2002/ September 2004	■ B. Shanahan had sold private company to PMT ■ 30% of business in petroleum ■ Several large in-house accounts ■ Management believes high likelihood of reaching earn-out target (approx. $4.5 mm in 2006)
PETROLEUM CARD SERVICES	■ Andy Heckler ■ Cindy Fenel	1999/ February 2005	■ Target market: unbranded gas stations (93,000 out of 187,000 total); PCS has approximately 2,000 merchants(a) ■ Long sales cycle/low customer attrition ■ Several competitors, but none that has completed POS certification to same extent ■ New joint POS relationship with Gilmarco ■ Management confident in hitting EBITDA target (approx. $6.0 mm in 2006)

(a) Based on an installed base of $67mm of transaction volume per month, and a monthly processing volume of $35k per merchant.

5 | LAZARD

DRAFT

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6
I I F I N A N C I A L O V E R V I E W
Projected Financial Performance
($ in millions)
n In January 2005, a set of projections were presented to Banc of America Securities, JPMorgan and the syndicated lenders in connection with the company’s $180.0mm senior secured credit facility (“January Long-Term Projections”)
n Lazard has made certain adjustments to the January Long-Term Projections (“Adjusted January Long-Term Projections”), including:
n Projected performance for Petroleum Card Services n Tax rate adjustment from 35% to 39% n Working capital assumptions adjusted after discussions with Management n Interest rate and debt level adjustments to fund acquisition of PCS
n A set of revised projections were developed based on discussions with Management (“Revised Long-Term Projections”)
Projected Growth 2005 2006 2007200820092010 05-06 05-10
Adjusted January Long-Term Projections:
Revenues $652.7 $692.6 $733.0 $774.3 $815.5 $853.9 6.1% 5.5% EBITDA 108.8 116.2 123.8131.4 138.8 146.4 6.8% 6.1% Net Income 37.0 48.6 54.7 60.2 66.3 72.1 31.4% 14.3% Adjusted January L-T Projections
Revenues $687.8 $716.6 $735.9 $746.5 $757.4 $766.8 4.2% 2.2% EBITDA 105.7 105.9 106.8107.1 107.8 109.8 0.2% 0.8% Net Income 35.0 42.2 44.1 45.1 46.9 49.1 20.3% 7.0% Relative Adjustment: Revenues $35.1 $24.0 $2.9 ($27.7) ($58.1) ($87.2) EBITDA (3.1)(10.3) (17.0) (24.3) (31.0) (36.6) Net Income (1.9) (6.4) (10.6) (15.1) (19.4) (23.0) DRAFT

Projection Comparison – Revenues
($ in millions)
I I F I N A N C I A L O V E R V I E W
Projected Revenues CAGR 2005E 2006E2007E
2008E 2009E 2010E 05-0605-10 Ongoing Business:
Adjusted January Long-Term Projections $374.2 $435.2 $495.0 $554.3 $612.2 $665.9 16.3% 12.2% % Growth na 16.3% 13.7% 12.0% 10.4% 8.8% Revised Long-Term Projections $394.7 $452.7 $498.2 $532.4 $564.3 $592.5 14.7% 8.5% % Growth na 14.7% 10.0% 6.9% 6.0% 5.0% FDC Portfolios:
Adjusted January Long-Term Projections $278.5 $257.4 $238.0 $220.0 $203.4 $188.0 (7.6%) (7.6%) % Growth na (7.6%) (7.5%) (7.6%) (7.6%) (7.5%) Revised Long-Term Projections $293.1 $263.8 $237.7 $214.2 $193.1 $174.2 (10.0%) (9.9%) % Growth na (10.0%) (9.9%) (9.9%) (9.8%) (9.8%) Consolidated:
Adjusted January Long-Term Projections $652.7 $692.6 $733.0 $774.3 $815.5 $853.9 6.1% 5.5% % Growth na 6.1% 5.8% 5.6% 5.3% 4.7% Revised Long-Term Projections $687.8 $716.6 $735.9 $746.5 $757.4 $766.8 4.2% 2.2% % Growth na 4.2% 2.7% 1.5% 1.5% 1.2%
Memo: Deutsche Bank estimated consolidated results
As per 6/9/05 report
Revenues $667.0 $698.0 $735.0 na na na na na % Growth na 4.6% 5.3% na na na

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Projection Comparison – EBITDA
($ in millions)
I I F I N A N C I A L O V E R V I E W
Projected EBITDA CAGR 2005E 2006E 2007E 2008E 2009E 2010E 05-06 05-10
Ongoing Business:
Adjusted January Long-Term Projections $53.6 $66.8 $79.4 $91.3 $102.5 $113.4 24.6% 16.2% % Growth na 24.6% 18.9% 15.0% 12.3% 10.6% Revised Long-Term Projections $49.0 $58.2 $66.3 $72.2 $77.5 $83.1 18.9% 11.1% % Growth na 18.9% 13.8% 9.0% 7.3% 7.3% FDC Portfolios:
Adjusted January Long-Term Projections $55.2 $49.4 $44.4 $40.1 $36.3 $33.0 (10.5%) (9.8%) % Growth na (10.5%) (10.2%) (9.6%) (9.5%) (9.2%) Revised Long-Term Projections $56.7 $47.6 $40.5 $34.8 $30.3 $26.7 (16.0%) (14.0%) % Growth na (16.0%) (15.0%) (14.0%) (13.0%) (12.0%) Consolidated:
Adjusted January Long-Term Projections $108.8 $116.2 $123.8 $131.4 $138.8 $146.4 6.8% 6.1% % Growth na 6.8% 6.5% 6.2% 5.6% 5.4% Revised Long-Term Projections $105.7 $105.9 $106.8 $107.1 $107.8 $109.8 0.2% 0.8% % Growth na 0.2% 0.9% 0.3% 0.7% 1.8%
Memo: Deutsche Bank estimated consolidated results
As per 6/9/05 report
EBITDA $105.0 $113.0 $122.0 na na na na &n bsp; na % Growth na 7.6% 8.0% na na na
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Projection Comparison – Net Income
($ in millions)
I I F I N A N C I A L O V E R V I E W
| | | | | | | | | | | | | | | | Projected Net Income CAGR —— — 2005 E 2006 E 2007 E 2008 E 2009 E 2010 E 05-06 05-10 —— — —— — —— — —— — —— — —— — —— —
| | | | | | | | | | | | | | | | Consolidated:
Adjusted January Long-Term Projections $37.0 $48.6 $54.7 $60.2 $66.3 $72.1 31.4% 14.3% % Growth na 31.4% 12.6% 10.1% 10.1% 8.8 % Revised Long-Term Projections $35.0 $42.2 $44.1 $45.1 $46.9 $49.1 20.3% 7.0% % Growth na 20.3% 4.7% 2.2% 4.0% 4.7% —— —— —— — —— — —— — —— — —— -
Memo: Deutsche Bank estimated consolidated results
As per 6/9/05 report Net Income $34.0 $39.0 $44.0 na na na na &n bsp; na % Growth na 14.7% 12.8 % na na na

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2006 EBITDA Growth
($ in millions)
I I F I N A N C I A L O V E R V I E W
While not prepared by management, the “Potential” EBITDA 2006 n represents a “high” scenario, based on conversations with managers of the business units
| | | | 2005 (a) Mgmt. (b) —— —— —
| | | | FDMS (I & II) $56.7 $47.6
Petroleum Card Services 3.1 4.4
Transaction Solutions 3.5 4.5
Card Payment Solutions 4.1 NA Online Data Corp & FMBS 11.4 NA iPayment Holdings 26.9 NA —— — Total Ongoing $49.0 $58.2
Growth 18.9% —— - Total $105.7 $105.9
—— —
(a) Source: Current 2005 plan. (b) Source: Revised Long- Term Projections. (c) Source: Estimates, based on discussions with managers of business units.
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2006
“Potential” (c) 2006 Comments $47.6 n No change 6.0 n Assume earn-out target is achieved 4.5 n Assume earn-out target is achieved 5.8 n Assumes $2bn of volume in 2006 with constant margins 13.8 n Assume $4bn of volume in 2006 with constant margins & $0.7mm of cost saving 31.4 n Assume management ongoing growth rate
$61.5
25.5%
$109.1

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Margin Expansion
I I F I N A N C I A L O V E R V I E W
| | | | | | | | | | | | | | | | | 2004 2005 E 2006 E 2007 E 2008 E 2009 E 2010 E —— —— — —— — —— — —— — —— — —— -
| | | | | | | | | | | | | | | | | Gross Margin 33.4% (a) 19.8% (a) 18.9% 18.2% 17.7% 17.4% 17.2 % FDC PORTFOLIOS Operating Expenses 0.3% 0.5% 0.8% 1.1% 1.4% 1.7% 1.9 % EBITDA Margin 33.1% 19.3% 18.1% 17.0% 16.3% 15.7% 15.3 % Gross Margin 22.9% 22.6% 22.8% 23.1% 23.2% 23.3% 23.4 % ONGOING BUSINESS Operating Expenses 9.9% 10.2% 10.0% 9.7% 9.6% 9.5% 9.4 % EBITDA Margin 12.9% 12.4% 12.9% 13.3% 13.6% 13.7% 14.0 % Gross Margin 24.7% 21.4% 21.4% 21.5% 21.6% 21.8% 22.0 % CONSOLIDATED Operating Expenses 8.2% 6.1% 6.6% 7.0% 7.3% 7.5% 7.7 % EBITDA Margin 16.5% 15.4% 14.8% 14.5% 14.3% 14.2% 14.3%
(a) Margins reflects the blended margin of FDMS I and II; FDMS I revenue is reported net of a portion of interchange while FDMS II revenue is reported on a gross basis.

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I I F I N A N C I A L O V E R V I E W
Revenue Breakdown – Ongoing Business and FDC Portfolios
2005E REVENUES BREAKDOWN
Ongoing Business 57%
FDC Portfolios 43%
$687.8mm
2005E EBITDA BREAKDOWN
Ongoing Business 46%
FDC Portfolios 54% $105.7mm
12
2010E REVENUES BREAKDOWN
FDC Portfolios 23%
Ongoing Business 77%
$766.8mm
2010E EBITDA BREAKDOWN
FDC Portfolios 24%
Ongoing Business 76%
$109.8mm

III Equity Market Update
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I I I E Q U I T Y M A R K E T U P D A T E
One-Year Stock Price Performance
(in $ per share)
STOCK PRICE PERFORMANCE
Price 14 Jan 2005
Motion for summary judgment $55 granted in fraud case
28 Dec 2004
Buys portfolio of merchant contracts from First
Data for $130 million in cash 16 May 2005
50 CEO forms new entity to propos
e acquisition of company
45
40 17 Feb 2005
Earnings drop; company acquires Petroleum Card $36.91 Services
35
3 Dec 2004
Disclosed alleged fraud suit
30
15 Sep 2004
Acquires Transaction
25 Solutions 12 Apr 2005
Joins S&P SmallCap 600
5 May 2005
20
Reports earnings in line with Wall Street estimates, reaffirms guidance
15
12 Jul 0417 Aug 04 23 Sep 04 29 Oct 04 5 Dec 04 10 Jan 05 16 Feb 05 24 Mar 05 30 Apr 05 5 Jun 05 12 Jul 05 Source: FactSet (7/12/05).

13
I I I E Q U I T Y M A R K E T U P D A T E — Trading Volume – Post Announcement (Daily from 5/16/05 to 7/12/05) TRADED VOLUMES — Volume (000’s) $ 3,000 High Price (23-May-05) $39.97 Low Price (06-July-05) 35.53 2,517 Total Traded Volume (‘000) 8,362 2,500 % of Outstanding Shares 45.7% % of Free Float 79.3%
· of Outstanding Shares
· of Free Float
Weekly High Weekly Low
2,000
1,500 1,000
600
453 466 500 438 433 292 225 267 185 209 172 108 86 111 101 84 94 87 71 124 100 87 49 55 6873 78 72 49 59 65 58 65 63 69 48 68 53 59 0 WEEK 1 WEEK 2 WEEK 3(a) WEEK 4 WEEK 5 WEEK 6 WEEK 7 WEEK 8(a) WEEK 9( b ) 23.5% 5.5% 1.5% 2.2% 3.9% 2.8% 1.7% 3.8% 0.8% 40.8 9.5 2.7 3.9 6.8 4.9 2.9 6.5 1.4% $39.37 $39.97 $38.71 $38.66 $38.39 $37.40 $37.25 $37.19 $37.33 37.25 38.05 38.11 38.10 37.16 36.45 36.23 35.53 36.89
(a) Data based on four trading days. (b) Data based on two trading days.

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I I I E Q U I T Y M A R K E T U P D A T E
Relative Market Performance
SINCE G. DAILY’S OFFER
130
125
120
17.0% 115
110
7.4%
6.2% 105 2.6%
100
95
13 May 05 25 May 05 6 Jun 05 18 Jun 05 30 Jun 05 12 Jul 05
(a)
iPayment Global Payments Payment Processing Index S&P 500
Source: FactSet (7/12/05). Includes reinvestment of dividends.
(a) Includes FDC, TSYS, Global Payments, Certegy and Checkfree.

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I I I E Q U I T Y M A R K E T U P D A T E
Analyst Coverage
12- M O N T H A N A L Y S T R E CO M M E N D A T I O N S U M M A R Y
T A R G E T
F I R M N A M E ANALYST R E C O M M E N D A T I O N PRICE 2005E EPS 2006E EPS D A T E
KeyBanc M. Keller Buy $47.00 $1.83 $2.12 6/27/05 Stifel Nicolaus D. McArthur Market perform — 1.86 2.15 6/14/05 Deutsche Bank B. Sakakeeny Hold 34.00 1.85 2.05 6/9/05 Friedman, Billings, Ramsey C. Penny Outperform 58.00 1.86 2.08 6/9/05 Thomas Weisel D. Grossman Outperform — — — 6/9/05 Wachovia D. Trossman Outperform — 1.87 2.17 5/20/05 Adam Harkness C. Gillis Market Perform — — — 5/17/05 Merrill Lynch G. Smith No Recommendation — 1.86 2.16 5/16/05 Smith Barney T. Wible Hold 43.00 1.81 2.20 5/16/05 Avondale Partners P. Swindle Market Perform 38.00 1.86 2.20 5/16/05 Morgan Keegan R. Dodd Outperform — 1.84 2.13 5/6/05 Barrington G. Prestopino Outperform 42.00 1.85 2.15 5/6/05 Bear Stearns P. Barry Outperform 56.00 1.87 2.23 5/6/05 SG Cowen M. Katri No Rating — 1.85 — 5/5/05
Buy 58% Mean $43.00 $1.85 $2.15
Hold 42 Median 45.43 1.86 2.15 Sell 0 High 58.00 1.87 2.23 SUMMARY STATISTICS Low 34.00 1.81 2.05 Revised Long-Term Projections $1.97 $2.36
Source: Bloomberg and equity research.
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IPayment Inc. III EQUITY MARKET UPDATE

Current Proposal – Overview

($ in millions, except per share data)

RESEARCH COMMENTARY

ANALYST	LBO ASSUMPTIONS	TARGET PRICE	COMMENTS
Key Banc (6/27/05)	■ NA	$47	"If **interchange fees** were **to decrease** through a court mandate or other external pressure, we believe that IPMT and other processors would be able to put through reasonable price increases. Over time, this would enhance the processors' profitability and returns on capital. In a separate development, … **small online businesses are increasingly shunning eBay in favor of starting their own web-based stores**… IPMT could benefit from this trend… In our view, these developments have the potential to drive incremental long-term earnings growth for IPMT and therefore they support our thesis that **an acquisition price of $38 does not adequately reflect the Company's intrinsic value**"
Deutsche Bank (6/9/05)	■ $155mm equity	$34	"We believe the [scenario in which the deal collapses for a variety of reasons] is the most likely outcome. If the buyout fails to materialize, **we expect the stock to trade back down to the low $30s**…"
Friedman Billings Ramsey (6/9/05)	■ 5x Debt/ EBITDA ■ 2.5x interest coverage ■ Cost of debt of ~8.0%	$58	"At $38 per share, we believe that this would require about $180mm in equity. At $42 per share, that would require another $80mm in equity, slightly higher debt, or a combination of the two. Regardless, we believe it could be done. **While a $42 per share price is a far cry** from our $58 price target, it is better than $38"
Stifel, Nicolaus (6/14/05)	■ NA	$43	"A buyout at a higher level or the company remaining a public entity is possible. We still believe it is **possible for the company to receive a competing offer of $42-44 per share**"
Wachovia (5/20/05)	■ Cost of debt of ~8.7% ■ Cash on cash equity returns of 15%-20%	$40-$45	"As of this writing, management has announced its intention to lead a $38 per share leveraged buyout of the company. We believe this level is attainable and, in fact, **we think the cash flow could support a $40-45 range** if the debt markets are accommodating"
Smith Barney (5/16/05)	■ NA	$43	"We would note that the **$38 offer is below our $43 price target**. This offer price represents a 2006E PE multiple of 17.2x, which we feel is an **unfair discount** to the company's historical low out year **PE multiple of 19.5x**. We are optimistic that the $38 original offer amount could be **worked upwards towards our current target price**"

Source: Company Reports and IBES Consensus.

(a) Includes dilution effect of convertible notes to E-Commerce Exchange preferred stockholders, stock options and restricted stock.

17 | LAZARD

17

IV Preliminary Valuation
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Valuation Methodology
n Sum-of-the-parts
n FDC Portfolios:
I V P R E L I M I N A R Y V A L U A T I O N
• Staffing, infrastructure and marketing efforts are limited
· Growth, margins and overall management strategy of these portfolios suggest that they should be considered as financial investments, with disparate operational characteristics from the ongoing businesses
· Valuation based on present value of portfolios run -off through 2015
n Ongoing businesses:
· Discontinued cash flow
· Publicly traded company analysis
· Precedent transactions
n LBO Valuation n Leverage sized to pay off new senior debt over 5 year time frame n Price adjusted to reflect private equity IRRs
n Stand-Alone Recapitalization
n Stand-Alone Share Repurchase Program
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I V P R E L I M I N A R Y V A L U A T I
O N
FDC Portfolios – Cash Flows
($ in millions)
n FDMS I cash flows are based on the following assumptions
n Net revenue attrition of 6.0% from 2006 to 2010 n Net EBITDA attrition improving from 16% in 2006 to 12% in 2010
n Terminal value in 2010 based on an EBITDA multiple of 3.0-4.0x
n Purchase price of $55mm represents 0.9x 2004 revenue and 2.6x 2004 EBITDA
n FDMS II cash flows are based on the following assumptions: n Net revenue attrition of 11.0% from 2006 to 2010
n Net EBITDA attrition improving from 16% in 2006 to 12% in 2010
n Terminal value in 2010 based on an EBITDA multiple of 3.0-4.0x n Purchase price of $130mm represents 0.6x 2005 revenue and 3.3x 2005 EBITDA
Projected EBITDA & EBITDA Growth
2005 2006 2007 2008 2009 2010
FDMS I:
EBITDA $17.6 $14.8 $12.6 $10.8 $9.4 $8.3 Growth (17.0%) (16.0%) (15.0%) (14.0%) (13.0%) (12.0%) FDMS II:
EBITDA $39.1 $32.8 $27.9 $24.0 $20.9 $18.4 Growth NA (16.0%) (15.0%) (14.0%) (13.0%) (12.0%)
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FDC Portfolios – Discounted Cash Flow Analysis
($ in millions)
I V P R E L I M I N A R Y V A L U A T I O N
Reference Range:
Enterprise Value $150.0 — $180.0
PV of Terminal Value at Present Value of PV of 2015 EBITDA Multiple of Total Enterprise Value FCF 3.0x 3.5x 4.0x 3.0x 3.5x 4.0x 10.0% $154.3 + $18.0 $21.0 $24.0 = $172.3 $175.3 $178.3 Discount 11.0% 148.8 16.4 19.1 21.8 165.2 167.9 170.6 Rate 12.0% 143.6 14.9 17.4 19.9 158.5 161.0 163.5 13.0% 138.8 13.6 15.8 18.1 152.4 154.6 156.9
Implied Perpertuity Growth at 2015 EBITDA Multiple of 3.0x 3.5x 4.0x 10.0% (15.3%) (12.4%) (10.1%) Discount 11.0% (14.5%) (11.6%) (9.3%) Rate 12.0% (13.7%) (10.8%) (8.5%) 13.0% (13.0%) (10.0%) (7.7%)
Internal Rate of Return at EBITDA Leverage of 3.0x 3.5x 4.0x $0.0 # $0.0 # $0.0 FDMS I # 14.5% # 14.8% # 15.0% FDMS II # 8.8% # 9.2% # 9.5% Blended # 10.7% # 11.0% # 11.3%
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Ongoing Business – Publicly Traded Comparables
I V P R E L I M I N A R Y V A L U A T I O N
M A R K E T C A P ( $ M M ) E B I T D A G R O WTH (05E- 06E)
1 First Data $32,315 1 iPayment Ongoing Business 18.9%
2 TSYS 4,735 2 eFunds 18.7%
3 CheckFree 3,392 3 TSYS 12.8%
4 Global Payments 2,625 4 First Data 12.7%
5 Certegy 2,408 5 CheckFree 10.4% 6 eFunds 876 6 Global Payments (c) 9.9% 7 iPayment 676 7 Certegy 9.3% 8 iPayment 0.2%
REVENUE GROWTH (05E- 06E) I B E S L / T G R O W T H
1 iPayment Ongoing Business 14.7% 1 iPayment 17.3%
2 TSYS 11.1% 4 Global Payments 16.0%
3 CheckFree 10.9% 2 CheckFree 15.8%
4 First Data 10.5% 3 TSYS 15.0%
5 Global Payments (c) 10.2% 5 eFunds 15.0% 6 eFunds 9.8% 6 Certegy 14.5%
7 Certegy 8.8% 7 First Data 13.0% 8 iPayment 4.2%
(a) Source: IBES estimates. Calendar year estimates. (b) Source: Recent eq uity research. Calendar year estimates. (c) Figures not calendarized.
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Ongoing Business – Publicly Traded Comparables
($ in millions, except per share data)
I V P R E L I M I N A R Y V A L U A T I O N
Price Equity Enterprise Value as a 52-Week Market Enterprise Price as a Multiple of Earnings Multiple of EBITDA
Company: 7/12/05 High Low Value Value ; LTM 2005E (a) 2006E (a) LTM 2005E (b) 2006E (b) LTGR (a)
First Data $40.96 $44.69 $36.50 $32,315 $36,690 21.3 x 17.5 x 15.5 x 11.4 x 11.1 x 9.8 x 13.0 % TSYS 24.00 26.66 20.89 4,735 4,648 28.8 25.3 22.0 13.7 10.7 9.5 15.0 CheckFree 36.55 42.12 24.56 3,392 3,309 32.4 24.7 22.2 14.0 13.2 12.2 15.8 Global Payments 65.24 71.52 41.41 2,625 2,683 29.5 25.6 22.6 13.7 13.0 11.8 16.0 Certegy 38.29 39.73 32.35 2,408 2,608 22.1 20.8 18.2 10.9 10.5 9.6 14.5 eFunds 18.66 24.40 14.35 876 680 19.9 19.2 15.8 6.8 6.4 5.4 15.0
Median: 12.5 x 10.9 x 9.7 x Memo: iPayment — Consolidated $36.91 $51.50 $30.41 $676 $808 25.4 x 19.3 x 16.0 x 11.4 x 7.6 x 7.6 x 17.3%
(a) Source: IBES estimates. Calendar year estimates. (b) Source: Recent equity research. Calendar year estimates.
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Ongoing Business Implied Multiples
($ in millions)
I V P R E L I M I N A R Y V A L U A T I O N
Median Median FDC Ongoing Trading Transaction Current - — Debt = Portfolios Business Multiples Multiples
Enterprise Value: $808.2 $165.0 (a) $132.6 $510.6
EBITDA:
05E $105.7 $56.7 $49.0 06E 105.9 47.6 58.2
Enterprise Value as a Multiple of EBITDA:
05E 7.6 x 2.9 x 10.4 x 10.9 x 11.4 06E 7.6 3.5 8.8 9.7 9.8
(a) Midpoint of DCF range.
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I V P R E L I M I N A R Y V A L U A T I O N
Ongoing Business – Publicly Traded Company Valuation
($ in millions)
Enterprise Value as a Multiple of: EBITDA
LTM 2005E 2006E
Trading Multiples
High 14.0 x 13.2 x 12.2 x Mean11.7 10.8 9.7 Median12.5 10.9 9.7 Low 6.8 6.4 5.4
Relevant Multiple Range:
High 14.0 x 13.0 x 12.0 x Low12.0 11.0 10.0
ONGOING BUSINESS Financial Statistics Ongoing Business $35.4 $49.0 $58.2 VALUATION Implied Enterprise Value:
High $495.0 $637.0 $698.9 Low424.3 539.0 582.5
Enterprise Value Range:
Ongoing Business $560.0 — $670.0 FDC Portfolios 150.0 180.0 Consolidated $710.0 — $850.0
TOTAL COMPANY VALUATION Net Debt $132.6 $132.6
Equity Value Range:
Consolidated $575.0 — $715.0
Per Share $31.41 $39.06
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Ongoing Business – Precedent Transactions
($ in millions)
I V P R E L I M I N A R Y V A L U A T I O N
Price as a Transaction Value as a Multiple of:
Equity Transaction Multiple of Earnings Revenue EBITDA EBIT Date Acquiror / Target Consideration Value (a) Value LTM CFY (b) NFY (b) LTM CFY (c) LTM CFY (c) LTM CFY (c)
8/3/04 Bank of Scotland Group Cash $525 $525 — — — — — — — — —Lynk Systems Inc
— — — — —7/13/04 Bank of America Cash 1,423 1,130 27.1 x 24.6 x 22.2 x 2.3 x 2.2 x 10.3 x 9.8 x 12.9 x 12.3 x National Processing — — — — — —5/17/04 Metavante Cash 610 610 19.9 — — 4.3 4.4 — 9.2 12.9 (e) —NYCE — — — — —12/17/03 CheckFree Cash 109 106 — — — — 2.5 — — — —American Payment Systems
— — — — —6/6/03 National Processing Co LLC Cash 32 32 — — — — 1.6 — 8.5 — —Bridgeview Payment Solutions — — — — —4/2/03 First Data Stock 6,748 5,337 22.4 15.9 13.3 2.5 2.3 9.7 8.1 11.5 10.3 Concord EFS
6/15/01 First Data Cash 556 556 — — — — — — — — —NYCE 5/4/01 US Bancorp Cash and Stock 2,097 2,313 47.5 22.5 20.0 1.5 1.4 12.5 11.0 19.8 16.4 NOVA Corporation 3/23/99 First Data Cash 940 940 45.5 37.0 31.1 4.2 3.7 13.5 11.2 22.2 18.4 Paymentech
Summary Statistics:
2003-2005 Transactions
Median 22.4 x 20.3 x 17.8 x 2.5 x 2.3 x 10.0 x 9.2 x 12.9 x 11.3 x Mean 23.1 20.3 17.8 3.0 2.6 10.0 9.1 12.4 11.3 High 27.1 24.6 22.2 4.3 4.4 10.3 9.8 12.9 12.3 Low 19.9 15.9 13.3 2.3 1.6 9.7 8.1 11.5 10.3
All Transactions
Median 27.1 x 23.5 x 21.1 x 2.5 x 2.3 x 11.4 x 9.8 x 12.9 x 14.4 x Mean 32.5 25.0 21.7 2.9 2.6 11.5 9.9 15.9 14.4 High 47.5 37.0 31.1 4.3 4.4 13.5 11.2 22.2 18.4 Low 19.9 15.9 13.3 1.5 1.4 9.7 8.1 11.5 10.3
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I V P R E L I M I N A R Y V A L U A T I O N
Ongoing Business – Precedent Transaction Valuation
($ in millions)
Enterprise Value as a Multiple of: EBITDA EBIT
2005E 2006E 2005E 2006E
Precedent Transactions Multiples
High 13.5 x 11.2 x 22.2 x 18.4 x Mean11.5 9.9 15.914.4 Median 11.4 9.8 12.9 14.4 Low 9.7 8.1 11.5 10.3
Relevant Multiple Range:
High 14.0 x 13.0 x 19.0 x 17.0 x Low 12.0 11.0 17.0 14.0
ONGOING BUSINESS Financial Statistics Ongoing Business $49.0 $58.2 $35.4 $51.2 VALUATION Implied Enterprise Value:
High $686.0 $757.2 $671.7 $869.9 Low588.0 640.7 601.0716.4
Enterprise Value Range:
Ongoing Business $650.0 — $750.0 FDC Portfolios 150.0 180.0 Consolidated $800.0 — $930.0
TOTAL COMPANY VALUATION Net Debt $132.6 $132.6
Equity Value Range:
Consolidated $667.4 — $797.4
Per Share $36.46 $43.56
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Ongoing Business – Discounted Cash Flow Analysis
($ in millions)
I V P R E L I M I N A R Y V A L U A T I O N
Enterprise Value Range:
Ongoing Business $580.0 — $760.0 FDC Portfolios 150.0 180.0 Consolidated $730.0 — $940.0 Net Debt $132.6 — $132.6 Equity Value Range: Consolidated $597.4 — $807.4 Per Share $32.63 - $44.10 PV of Terminal Value at Present Value of PV of 2010 EBITDA Multiple of Total Enterprise Value FCF 10.0x 11.0x 12.0x 10.0x 11.0x 12.0x 10.0% $168.8 + $492.0 $541.3 $590.5 = $660.8 $710.0 $759.2 Discount 11.0% 163.9 468.2 515.0 561.8 632.0 678.9 725.7 Rate 12.0% 159.2 445.6 490.2 534.7 604.8 649.4 694.0 13.0% 154.8 424.4 466.8 509.2 579.1 621.6 664.0
Implied Perpertuity Growth at 2010 EBITDA Multiple of 10.0x 11.0x 12.0x 10.0% 3.7% 4.2% 4.7%
Discount 11.0% 4.6% 5.1% 5.6%
Rate 12.0% 5.5% 6.1% 6.6% 13.0% 6.5% 7.0% 7.5%
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LBO Analysis – Sources & Uses
($ in millions)
I V P R E L I M I N A R Y V A L U A T I O N
USES
$ Per Share
Purchase Price — FD Common $695.7 $38.00 Transaction Expense 21.6 1.18 Purchase Price $717.3 $39.18
Refinanced Revolver $82.6 Refinanced Subordinated Debt 15.9
Total Uses $815.8
SOURCES $ % Interest Rate EBITDA 06E
Management & Sponsor Equity $286.4 35.1%
Senior Debt (LIBOR + 350bps) 317.6 38.9% 7.5% 3.0x Junior Debt (LIBOR + 800bps) 211.7 26.0% 11.0% 2.0x
Total Sources $815.8 100.0% 5.0x
EQUITY GAP AT PRICE OF $38.00 PER SHARE Roll-Over Total Leverage
Ownership # 4.0x 4.5x 5.0x 5.5x 6.0x 100.0% 150.0% 200.0% 250.0% 300.0%
G. Daily 10.8% # $315.3 # $263.4 # $211.5 # $159.6 # $107.7
0.0% # 0.0% # 0.0% # 0.0% # 0.0%
0.0 # 0.0 # 0.0 # 0.0 # 0.0
0.0 # 0.0 # 0.0 # 0.0 # 0.0
Top 5 Management 19.8% # 252.2 # 200.3 # 148.4 # 96.5 # 44.7
0.0 # 0.0 # 0.0 # 0.0 # 0.0
0.0 # 0.0 # 0.0 # 0.0 # 0.0
0.0 # 0.0 # 0.0 # 0.0 # 0.0
Total Employees 22.8% # 231.8 # 179.9 # 128.0 # 76.2 # 24.3
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LBO Analysis – Return Analysis
($ in millions)
I V P R E L I M I N A R Y V A L U A T I O N
IRR IMPLIED BY PURCHASE PRICE & EXIT MULTIPLE PRICE PER SHARE IMPLIED BY LEVERAGE AND IRR (YEAR 5) EBITDA Multiple at 2010 Exit & 5.0x Leverage Return at Exit EBITDA Multiple of 11.0x # 10.0x 11.0x 12.0x 15.0% 20.0% 25.0%
$38.00 # 26.2% # 29.2% # 31.8% 4.0x $49.00 $42.75 $38.00
40.00 # 23.2% # 26.1% # 28.7% 4.5 49.75 44.00 39.50
42.00 # 20.6% # 23.4% # 26.0% Leverage 5.0 50.50 45.00 41.00
44.00 # 18.3% # 21.0% # 23.6% 5.5 51.25 46.25 42.25
46.00 # 16.2% # 18.9% # 21.4% 6.0 52.00 47.25 43.75
48.00 # 14.4% # 17.0% # 19.4%
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Recapitalization – Illustrative Leverage Analysis
($ in millions)
I V P R E L I M I N A R Y V A L U A T I O N
n The cash raised could provide shareholders with a one-time dividend although its size could influence iPayment’s flexibility to execute on its acquisition strategy
Illustrative Leverage
Current 2.0x 3.0x 4.0x
Current Share Price $36.91
Leverage Ratios:
Total Debt/EBITDA (2005E) 1.3x 2.0x 3.0x 4.0x Total Debt/EBITDA (2006E) 1.3 2.0 3.0 4.0 Years to Paydown 2 4 5
Debt:
Total Debt $132.6 $211.4 $317.1 $422.8 at Interest Rate of 7.5% 7.5% 8.5%
Incremental Debt per Share $0.00 $4.30 $10.08 $15.85
Pro Forma Value:
EPS 05E (a) 1.97 $1.77 $1.51 $1.15 EPS 06E (a) 2.36 2.17 1.90 1.54 Pro Forma 05E-06E Growth Rate 19.9% 22.1% 25.9% 34.1% PEG Ratio 05E 0.9x 0.9x 0.9x 0.9x
Implied P/E 05E 18.7x 20.8x 24.4x 32.1x
Relevant P/E 05E Range:
High 20.8x 24.4x 32.1x Low 18.7 18.7 18.7
Pro Forma Share Price Range:
High $36.91 $36.91 $36.91 $36.91 Low 36.91 33.22 28.27 21.52
Shareholders Total Value:
High $36.91 $41.21 $46.99 $52.76 Low 36.91 37.53 38.35 37.37
(a) Pro forma for incremental interest expense.
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Share Repurchase Illustrative Analysis
($ in millions)
I V P R E L I M I N A R Y V A L U A T I O N
n The cash raised could allow the company to implement a share repurchase program, although its size could also influence iPayment’s flexibility to execute on its acquisition strategy
Illustrative Leverage Current 2.0x 3.0x 4.0x
Current Share Price $36.91
Leverage Ratios:
Total Debt/EBITDA (2005E) 1.3x 2.0x 3.0x 4.0x Total Debt/EBITDA (2006E) 1.3 2.0 3.0 4.0
Years to Paydown 2 4 5
Debt:
Total Debt $132.6 $211.4 $317.1 $422.8
at Interest Rate of 7.5% 7.5% 8.5% Pro Forma Value:
— Number of Shares Repurchased (mm) 2.1 5.0 7.9
FD Number of Shares (mm) 16.2 13.3 10.4
EPS 05E (a) 1.97 $ 2.03 $ 2.25 $ 2.63
EPS 06E (a) 2.36 2.48 2.79 3.32
Pro Forma 05E-06E Growth Rate 19.9% 21.8% 23.9% 26.1% PEG Ratio 05E 0.9x 0.9x 0.9x 0.9x Implied P/E 05E 18.7x 20.5x 22.6x 24.6x Implied Value per Share: $41.78 $50.78 $64.70
Note: Number of shares repurchased assume constant share price (current). (a) Pro forma for reduced share count.
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I V P R E L I M I N A R Y V A L U A T I O N
Valuation Summary
($ in millions)
IMPLIED 2005E EBITDA
IMPLIED EQUITY VALUATION PER SHARE MULTIPLES DISCOUNTED CASH $32.63 $44.11 5.7x – 7.6x FLOW ANALYSIS (a) Sum of PRECEDENT the Parts $36.46$43.56 6.3 – 7.5 TRANSACTIONS(b) COMPARABLE PUBLIC $31.41 $39.06 5.4 – 6.8 COMPANIES(a) 52-WEEK RANGE (a) $30.41 $51.50 5.3 – 8.9 ANALYST PRICE $34.00 $58.00 5.9 – 10.0 TARGETS (a) RECAPITALIZATION $38.35 $46.99 6.6 – 8.1 (at 3x) LBO(b) (at 11.0x EBITDA; 15% $41.00 $51.00 7.1 – 8.8 to 25% returns)
$20.00 $30.00 $40.00 $50.00 $60.00 $70.00
Current offer
(a) Trading valuation. $38/share (b) Takeover valuation.
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I V P R E
L I M I N A R Y V A L U A T I O N
Analysis at Various Prices – Consolidated
($ in millions)
Benchmark Multiples Current Trading Transaction Trading Analysis at Various Prices Multiples (b) Multiples
Capitalization:
Share Price $36.91 $38.00 $42.00 $46.00 $50.00 FD Shares (a) 18.305 18.322 18.374 18.418 18.455 Equity Value $675.6 $696.2 $771.7 $847.2 $922.7 Net Debt 132.6 132.6 132.6 132.6 132.6 Enterprise Value $808.2 $828.8 $904.3 $979.8 $1,055.3 Less FDC Portfolios + Net Debt (c) 297.6 297.6 297.6 297.6 297.6 Adjusted Enterprise Value $510.6 $531.2 $606.7 $682.2 $757.7 Consolidated EBITDA: 05E $105.7 7.6 x 7.8 x 8.6 x
9.3 x 10.0 10.9 x 9.8 x 06E 105.9 7.67.8 8.5 9.3 10.0 9.7na Ongoing Business EBITDA: 05E $49.0 10.4 x 10.8 x 12.4 x 13.9 x 15.510.9 x 9.8 x 06E 58.2 8.89.110.4 11.7 13.0 9.7 na Premium: 1-Day Pre-Announcement 17.0% 20.4% 33.1% 45.8% 58.5 52 Week High (28.3) (26.2) (18.4) (10.7) (2.9) 52 Week Low 21.4 25.0 38.1 51.3 64.4
(a) Includes dilution effect of convertible notes to E -Commerce Exchange preferred stockholders, restricted stock and stock options.
(b) Includes FDC, TSYS, Global Payments, Certegy, Checkfree and eFunds. (c) Midpoint of enterprise value range.
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V Preliminary Valuation – Adjusted January Long-Term Projections
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V P R E L I M I N A R Y V A L U A T I O N – A D J U S T E D J A N U A R Y L O N G — T E R M P R O J E C T I O N S
Valuation Summary
($ in millions)
IMPLIED 2005E EBITDA
IMPLIED EQUITY VALUATION PER SHARE MULTIPLES DISCOUNTED CASH $44.17 $58.92 7.4x – 9.9x FLOW ANALYSIS (a) Sum of PRECEDENT the Parts $41.72 $48.82 7.0 – 8.2 TRANSACTIONS(b)
COMPARABLE PUBLIC $36.33$43.43 6.1 – 7.3 COMPANIES(a) 52-WEEK RANGE (a) $30.41 $51.50 5.1 – 8.7 ANALYST PRICE $34.00 $58.00 5.7 – 9.8 TARGETS (a) RECAPITALIZATION $38.90 $47.56 6.5 – 8.0 (at 3.0x) (a) LBO(b) (at 11.0x EBITDA; 15% $53.00 $67.00 9.2 – 11.6 to 25% returns)(b)
$20.00 $30.00$40.00 $50.00 $60.00 $70.00 $80.00
Current offer
(a) Trading valuation. $38/share (b) Takeover valuation.
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V P R E L I M I N A R Y V A L U A T I O N – A D J U S T E D J A N U A R Y L O N G — T E R M P R O J E C T I O N S
FDC Portfolios – Discounted Cash Flow Analysis
($ in millions)
Reference Range:
Enterprise Value $170.0 — $200.0
PV of Terminal Value at Present Value of PV of 2015 EBITDA Multiple of Total Enterprise Value FCF 3.0x 3.5x 4.0x 3.0x 3.5x 4.0x 10.0% $171.3 + $24.6 $28.7 $32.9 = $195.9 $200.0 $204.2 Discount 11.0% 164.9 22.4 26.1 29.9 187.3 191.0 194.8 Rate 12.0% 158.9 20.4 23.8 27.2 179.3 182.7 186.1 13.0% 153.2 18.6 21.7 24.8 171.8 174.9 178.0
Implied Perpertuity Growth at 2015 EBITDA Multiple of 3.0x 3.5x 4.0x 10.0% (13.5%) (10.7%) (8.6%) Discount 11.0% (12.7%) (9.9%) (7.8%) Rate 12.0% (11.9%) (9.1%) (6.9%) 13.0% (11.1%) (8.3%) (6.1%)
Internal Rate of Return at EBITDA Leverage of 3.0x 3.5x 4.0x $0.0 # $0.0 # $0.0 FDMS I # 14.4% # 14.7% # 15.0% FDMS II # 12.5% # 12.9% # 13.2% Blended # 13.1% # 13.4% # 13.8%

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V P R E L I M I N A R Y V A L U A T I O N – A D J U S T E D J A N U A R Y L O N G — T E R M P R O J E C T I O N S
Ongoing Business Implied Multiples
($ in millions)
Median Median FDC Ongoing Trading Transaction Current - — Debt = Portfolios Business Multiples Multiples
Enterprise Value: $807.0 $185.0 (a) $131.4 $490.6
EBITDA:
05E $108.8 $55.2 $53.6 06E 116.2 49.4 66.8
Enterprise Value as a Multiple of EBITDA:
05E 7.4 x 3.4 x 9.2 x 10.9 x 11.4 06E 6.9 3.7 7.3 9.7 9.8
(a) Midpoint of DCF ran ge.
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V P R E L I M I N A R Y V A L U A T I O N – A D J U S T E D J A N U A R Y L O N G — T E R M P R O J E C T I O N S
Ongoing Business – Publicly Traded Company Valuation
($ in millions)
Enterprise Value as a Multiple of: EBITDA
LTM 2005E 2006E
Trading Multiples
High 14.0 x 13.2 x 12.2 x Mean11.7 10.8 9.7 Median12.5 10.9 9.7 Low 6.8 6.4 5.4
Relevant Multiple Range:
High 14.0 x 13.0 x 12.0 x Low12.0 11.0 10.0
ONGOING BUSINESS Financial Statistics Ongoing Business $35.4 $53.6 $66.8 VALUATION Implied Enterprise Value:
High $495.0 $696.8 $801.5 Low424.3 589.6 668.0
Enterprise Value Range:
Ongoing Business $625.0 — $725.0 FDC Portfolios 170.0 200.0 Consolidated $795.0 — $925.0
TOTAL COMPANY VALUATION Net Debt $131.4 $131.4
Equity Value Range:
Consolidated $665.0 — $795.0
Per Share $36.33 $43.43
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V P R E L I M I N A R Y V A L U A T I O N – A D J U S T E D J A N U A R Y L O N G — T E R M P R O J E C T I O N S
Ongoing Business – Precedent Transaction Valuation
($ in millions)
Enterprise Value as a Multiple of: EBITDA EBIT
2005E 2006E 2005E 2006E
Precedent Transactions Multiples
High 13.5 x 11.2 x 22.2 x 18.4 x Mean11.5 9.9 15.914.4 Median 11.4 9.8 12.914.4 Low 9.7 8.1 11.5 10.3
Relevant Multiple Range:
High 14.0 x 13.0 x 19.0 x 17.0 x Low12.0 11.0 17.014.0
ONGOING BUSINESS Financial Statistics Ongoing Business $53.6 $66.8 $40.0 $59.7 VALUATION Implied Enterprise Value:
High $750.4 $868.3 $759.1 $1,015.2 Low643.2 734.7 679.2836.1
Enterprise Value Range:
Ongoing Business $725.0 — $825.0 FDC Portfolios 170.0 200.0 Consolidated $895.0 — $1,025.0
TOTAL COMPANY VALUATION Net Debt $131.4 $131.4
Equity Value Range:
Consolidated $763.6 — $893.6
Per Share $41.72 $48.82
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V P R E L I M I N A R Y V A L U A T I O N – A D J U S T E D J A N U A R Y L O N G — T E R M P R O J E C T I O N S
Ongoing Business – Discounted Cash Flow Analysis
($ in millions)
Enterprise Value Range:
Ongoing Business $770.0 — $1,010.0 FDC Portfolios 170.0 200.0 Consolidated $940.0 — $1,210.0 Net Debt $131.4 — $131.4 Equity Value Range: Consolidated $808.6 — $1,078.6 Per Share $44.17 - $58.92 PV of Terminal Value at Present Value of PV of 2010 EBITDA Multiple of Total Enterprise Value FCF 10.0x 11.0x 12.0x 10.0x 11.0x 12.0x 10.0% $208.6 + $671.3 $738.4 $805.5 = $879.8 $946.9 $1,014.1 Discount 11.0% 202.3 638.7 702.5 766.4 841.0 904.9 968.7 Rate 12.0% 196.4 607.9 668.7 729.5 804.3 865.1 925.9 13.0% 190.7 578.9 636.8 694.7 769.6 827.5 885.4
Implied Perpertuity Growth at 2010 EBITDA Multiple of 10.0x 11.0x 12.0x 10.0% 3.7% 4.2% 4.7%
Discount 11.0% 4.6% 5.2% 5.7%
Rate 12.0% 5.6% 6.1% 6.6% 13.0% 6.5% 7.1% 7.6%
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V P R E L I M I N A R Y V A L U A T I O N – A D J U S T E D J A N U A R Y L O N G — T E R M P R O J E C T I O N S
LBO Analysis – Return Analysis
($ in millions)
IRR IMPLIED BY PURCHASE PRICE & EXIT MULTIPLE PRICE PER SHARE IMPLIED BY LEVERAGE AND IRR (YEAR 5) EBITDA Multiple at 2010 Exit & 5.0x Leverage Return at Exit EBITDA Multiple of 11.0x
# 10.0x 11.0x 12.0x 15.0% 20.0% 25.0% $38.00 # 42.6% # 45.7% #
48.5% 4.0x $65.50 $56.75 $49.75 40.00 # 38.5% # 41.5% # 44.2% 4.5 66.25 57.75 51.25 42.00 # 35.0% # 37.9% # 40.6% Leverage 5.0 67.00 59.00 52.75 44.00 # 32.0% # 34.8% # 37.5% 5.5 67.75 60.25 54.25 46.00 # 29.4% # 32.1% # 34.7% 6.0 68.50 61.50 56.00 48.00 # 27.0% # 29.7% # 32.2%
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V P R E L I M I N A R Y V A L U A T I O N – A D J U S T E D J A N U A R Y L O N G — T E R M P R O J E C T I O N S
Recapitalization – Illustrative Leverage Analysis
($ in millions)
n The cash raised could provide shareholders with a one-time dividend although its size could influence
iPayment’s flexibility to execute on its acquisition strategy
Illustrative Leverage
Current 2.0x 3.0x 4.0x
Current Share Price $36.91
Leverage Ratios:
Total Debt/EBITDA (2005E) 1.2x 2.0x 3.0x 4.0x Total Debt/EBITDA (2006E) 1.1 1.9 2.8 3.7 Years to Paydown 2 4 5
Debt:
Total Debt $131.4 $217.6 $326.4 $435.2 at Interest Rate of 7.5% 7.5% 8.5%
Incremental Debt per Share $0.00 $4.71 $10.65 $16.60
Pro Forma Value:
EPS 05E (a) 2.08 $1.86 $1.59 $1.22 EPS 06E (a) 2.72 2.50 2.23 1.86 Pro Forma 05E-06E Growth Rate 30.8% 34.4% 40.3% 52.7% PEG Ratio 05E 0.6x 0.6x 0.6x 0.6x
Implied P/E 05E 17.8x 19.8x 23.2x 30.3x
Relevant P/E 05E Range:
High 19.8x 23.2x 30.3x Low 17.8 17.8 17.8 Pro Forma Share Price Range:
High $36.91 $36.91 $36.91 $36.91 Low 36.91 33.08 28.25 21.62
Shareholders Total Value:
High $36.91 $41.62 $47.56 $53.51 Low 36.91 37.79 38.90 38.21
(a) Pro forma for incremental interest expense.
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V P R E L I M I N A R Y V A L U A T I O N – A D J U S T E D J A N U A R Y L O N G — T E R M P R O J E C T I O N S
Share Repurchase Illustrative Analysis
($ in millions)
n The cash raised could allow the company to implement a share repurchase program, although its size could also influence iPayment’s flexibility to execute on its acquisition strategy
Illustrative Leverage
Current 2.0x 3.0x 4.0x
Current Share Price $36.91 Leverage Ratios: Total Debt/EBITDA (2005E) 1.2x 2.0x 3.0x 4.0x Total Debt/EBITDA (2006E) 1.1 1.9 2.8 3.7 Years to Paydown 2 4 5
Debt:
Total Debt $131.4 $217.6 $326.4 $435.2 at Interest Rate of 7.5% 7.5% 8.5%
Pro Forma Value:
Number of Shares Repurchased (mm) 2.3 5.3 8.2 FD Number of Shares (mm) 16.0 13.0 10.1
EPS 05E (a) 2.08 $2.17 $2.43 $2.91 EPS 06E (a) 2.72 2.90 3.33 4.08 Pro Forma 05E-06E
Growth Rate 30.8% 33.9% 37.0% 40.0% PEG Ratio 05E 0.6x 0.6x 0.6x 0.6x
Implied P/E 05E 17.8x 19.5x 21.3x 23.0x
Implied Value per Share: $42.31 $51.89 $67.07
Note: Number of shares repurchased assume constant share price (current). (a) Pro forma for reduced share count.
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DRAFT

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V P R E L I M I N A R Y V A L U A T I O N – A D J U S T E D J A N U A R Y L O N G — T E R M P R O J E C T I O N S
Analysis at Various Prices – Consolidated
($ in millions)
Benchmark Multiples Current Trading Transaction Trading Analysis at Various Prices Multiples (b) Multiples
Capitalization:
Share Price $36.91 $38.00 $42.00 $46.00 $50.00 FD Shares (a) 18.305 18.322 18.374 18.418 18.455 Equity Value $675.6 $696.2 $771.7 $847.2 $922.7 Net Debt 131.4 131.4 131.4 131.4 131.4 Enterprise Value $807.0 $827.6 $903.1 $978.6 $1,054.1 Less FDC Portfolios + Net Debt (c) 316.4 316.4 316.4 316.4 316.4 Adjusted Enterprise Value $490.6 $511.2 $586.7 $662.2 $737.7 Consolidated EBITDA: 05E $108.8 7.4 x 7.6 x 8.3 x 9.0 x 9.710.9 x 9.8 x 06E 116.2 6.97.17.8 8.4 9.1 9.7 na Ongoing Business EBITDA: 05E $53.6 9.2 x 9.5 x 10.9 x 12.4 x 13.810.9 x 9.8 x 06E 66.8 7.37.78.8 9.9 11.0 9.7 na
Premium: 1-Day Pre-Announcement 17.0% 20.4% 33.1% 45.8% 58.5 52 Week High (28.3) (26.2) (18.4) (10.7) (2.9) 52 Week Low 21.4 25.0 38.1 51.3 64.4
(a) Includes dilution effect of convertible notes to E -Commerce Exchange preferred stockholders, restricted stock and stock options.
(b) Includes FDC, TSYS, Global Payments, Certegy, Checkfree and eFunds. (c) Midpoint of enterprise value range.
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VI Alternative Next Steps
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Considerations
V I A L T E R N A T I V E N E X T S T E P S
n Projected business performance n Number of inbound calls received to date n Lack of public company strategic interest n Number of private equity sponsored entities
n Operating Structure
n Relative autonomy of business units
n Relationship among key managers
n Consolidation of leverage with FDC
n Change of control payments include:
n $1.8 million for C. Whitson (a)
n G. Daily and C. Grimstad’s change of control payments only include vesting of non-exercisable options
(a) Consists of (i) three times C. Whitson’s annual base compensation ($296,000), (ii) three ti mes his average 2004 bonus range ($275,000) and (iii) a one time severance payment ($80,000). Excludes continuation of benefits for three years.
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Strategic Alternatives – Status Quo
n Description: n Make determination that it is inappropriate time to sell company n Strategic Opportunities and Threats n Financial Considerations: n Share price may fall in near-term n Timetable/Next Steps: n Announce termination of process and dissolution of Special Committee
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V I A L T E R N A T I V E N E X T S T E P S

V I A L T E R N A T I V E N E X T S T E P S
Strategic Alternatives – Stand-Alone Recapitalization
n Description: Significantly increase financial leverage in order to pay special dividend n or share repurchase n Use projected cash flow to reduce debt burden over next 3 -5 years timeframe
n Strategic Opportunities and Threats
n Financial Considerations:
n At 2.0 -4.0x leverage, deliver up to $15.85 of cash per share to current owners
n Total value to shareholders potentially could appreciate significantly
n Timetable/Next Steps:
n Could be done after an attempted sale process or in parallel
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V I A L T E R N A T I V E N E X T S T E P S
Strategic Alternatives – Negotiation with G. Daily
n Description:
n Approach G. Daily and give him opportunity to increase offer and then attempt to finalize a transaction with him
n Strategic Opportunities and Threats
n Financial Considerations:
n Probability of achieving price in low $40’s (assumption that there is additional room in current bid)
n Timetable/Next Steps:
n Immediately approach G. Daily
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DRAFT

Strategic Alternatives – Targeted Sale Process
n Description: n Targeted sales process focused on private equity, strategic players and G. Daily n Potential to provide staple financing to all bidders
n Strategic Opportunities and Threats
n Financial Considerations:
n Motivated and capable buyer likely to make superior bid to current G. Daily offer
n Timetable/Next Steps:
n Prepare targeted sales materials including projections
n Contact selected parties
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V I A L T E R N A T I V E N E X T S T E P S
DRAFT

Appendix
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| | | | | A P P E N D I X — Shareholder Overview } (in millions of shares) }
| | | | |
In the Money % of
Outstanding Fully Diluted Fully Diluted
Basic Options Convertible ;Shares Shares —— —— —— —— —
Insiders: — Gregory S. Daily 2.0 0.0 — 2.0 Carl A. Grimstad 1.2 0.1 — 1.3 Clay M. Whitson 0.1 0.2 — 0.4 Robert S. Torino 0.3 0.0 — 0.3 Afshin M. Yazdian 0.0 0.1 — 0.1 -— -— —— — Key Corporate 3.6 0.4 — 4.0 Acquisition Principals 0.6 0.1 (b) — 0.7 -— -— —— — Key Management 4.3 0.5 0.0 4.8 Employees and Directors 0.5 0.3 (b) — 0.8 Summit (a) 0.0 — 0.7 0.7 Pre IPO Investors 1.5 — — 1.5 -— -— —— — Total Insiders 6.3 0.8 0.7 7.8
Investors:
Institutional Investors Retail Investors
Total Investors
Grand Total
Source: CDA shareworld as of 5/31/05, Company data and public filings.
10.8% 7.1 1.9 1.7 0.6 22.1 4.0 26.1 4.6 3.7 8.0 42.4
10.4 0.0 0.0 10.4 56.6
0.2 — — 0.2 1.0 —— -— -— —— —
10.6 0.0 0.0 10.6 57.6 —— -— -— —— —
16.9 0.8 0.7 18.3 100.0% —— -— -— —— —— —
(a) Includes 662,079 convertible shar es related to notes payables to ECX preferred stockholders (exercise price of $23.12).
(b) Breakdown exercisable/non -exercisable not available yet.
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A P P E N D I X

iPayment Inc. APPENDIX

Potential Transaction Points

CURRENT CREDIT ARRANGEMENT

TYPE	DESCRIPTION	TERMS ON RATES AND COVENANTS
Revolving credit	■ $205mm revolving credit facility agreement with Bank of American and JPMorgan Chase ■ Amended from $80mm to $180mm in December 2004 for FDC acquisition, and to $205mm in February 2005 for PCS acquisition ■ Expandable to $280mm	■ Expandable to $280mm ■ Interest rate of LIBOR + 1.50-2.25% (currently 2.00%) ■ Commitment fees on unused credit line of ~0.40% ■ Requires maintenance of a Debt/EBITDA ratio of 1.0-2.5x
Subordinated Promissory Note	■ Negotiated in March 2002 with Summit Partners for the acquisition of E-Commerce Exchange ■ Due in March 2008 ■ $16mm currently outstanding (includes $1mm of accrued interest) ■ Note and accrued interests are convertible, at the option of the holders, into 667,079 shares of common stock at a price of $23.16 per share	■ Interest rate of 4.50% 　▪ Cash interest rate of 2.25%, payable quarterly 　▪ Non-cash interest rate of 2.25%, accrued and due in March 2008 ■ No covenants

SIGNIFICANT AGREEMENTS

BANK/ PROCESSOR	TERMS OF THE AGREEMENTS
First Data *(75% volume)* Vital	■ Minimum commitment for transaction processing ■ FDC agreement commenced in 2004 and extends for 8 years (obligations transfer to surviving entity in case of change of control) ■ Vital agreement commenced in 2003 and extends for 6 years (no change of control provision)
JPMorgan HSBC Bank of America Provident	■ Sponsoring bank has right to approve the solicitation, application and qualification procedures for merchants, the customer service level and the use of ISOs ■ Company required to pay $1.50mm and $0.75mm to Chase if any merchant transfer occurs during 2005 and 2006, respectively

50 | LAZARD DRAFT